Exhibit 10.28

Sales Contract for Digital Court Storage System

Contract No.  SZZY20080219

Buyer: Shenzhen Intermediate People’s Court

Add: No.6003, Caitian North Road, Futian District, Shenzhen City

Postcode

Tel:

Fax:

Name of Representative: Guo Xuming

Deposit Bank:

Account No.:

Seller: iASPEC Software Co., Ltd

Add: Unit D, 4/F., Block2, Tian’an Cyber Park, Futian District, Shenzhen City

Authorized Representative: Li Jincai

Date Singed: April 3, 2008

Tel: 0755-83401682

Fax: 0755-83401681

Deposit Bank: Shenzhen Development Bank Shennan Branch

Account No.: 1020 3451 6010 0035 73

The following agreement is made by the Buyer and the Seller through full consultation, and shall conform to the Contract Law of PRC.  Both parties shall comply with the terms and conditions of this agreement.

1.

Contract Objects

The Buyer agrees to buy and the Seller agrees to sell the products as listed in Appendix I, with technical & functional requirements listed in Appendix II.  The products and system integration services supplied by the Seller shall conform to the technical performances as is described in Appendix II.  Should there be any equipments omitted in Appendix I that are essential to meet the technical performances as is specified in Appendix II, the Seller shall be obligated to provide such equipments (Omitted and Filed Separately with the SEC).

2.

Contract Amount

2.1

Total Amount: (Omitted and Filed Separately with the SEC)

2.2

After Sales Services: The Seller shall provide in-site installation and test, and purchased products shall be guaranteed by the manufacturers for 3 years.  The Seller shall provide after-sales services for 5 years upon the day the product passes acceptance, include warranty period and maintenance period.

2.3

Shipping cost, premium and other costs shall be paid by (Omitted and Filed Separately with the SEC).

3.

Terms of Payment

3.1

Advance Payment: The Buyer shall pay (Omitted and Filed Separately with the SEC) of the total contract amount (Omitted and Filed Separately with the SEC) to the Seller as advance after the contract is signed.

3.2

Acceptance Payment: After the purchased products are installed and passed the acceptance by the Buyer, the Seller shall pay (Omitted and Filed Separately with the SEC) of the total contract amount (Omitted and Filed Separately with the SEC) to the Buyer as mortgage, and the Buyer shall pay (Omitted and Filed Separately with the SEC) of the total contract amount (Omitted and Filed Separately with the SEC) to the Seller.

3.3

Balance Payment: The Buyer shall return the mortgage, (Omitted and Filed Separately with the SEC) of the total contract amount (Omitted and Filed Separately with the SEC), to the Seller after the equipments pass the acceptance by the Buyer for 1-year stable operation.

3.4

The Seller shall provide the Buyer with commercial Invoice with corresponding amount.

4.

Terms of Delivery

4.1

The Seller shall deliver the products as is described in the contract to the place designated by the Buyer within 20 days upon the date on which the contract is signed.

4.2

The Seller shall provide a detailed delivery schedule (including contract number, equipment name, type, specification, quantity, weight, volume, and the date, place and arrangement of delivery) to the Buyer by facsimile/telephone within 7 days before the date of delivery.  The Buyer shall make related preparations and necessary formalities on receiving the products.

4.3

The Buyer shall store and keep the products under appropriate circumstance as is required.  In case of any quantity discrepancy, the Buyer shall inform the Seller immediately, and the Seller should make corrections within two working days and any costs arising therefrom shall be paid by (Omitted and Filed Separately with the SEC).

4.4

All the products shall be kept in original packages upon delivery.  The Seller shall provide a Delivery List (including the product name, type, specification, quantity and serial number) and the products shall be checked by both parties.  Should there be any quantity discrepancy or damage, notwithstanding the package is complete or not, the Seller is obligated for replacement or supplement within two working days, and any costs arising therefrom shall be paid by (Omitted and Filed Separately with the SEC).

5.

Installation, Test and Acceptance

5.1

After the equipments are received and inspected by the Buyer, the delivered equipments shall be installed and tested by the Seller within two days, the Seller shall provide technical guidance to the Buyer, and necessary conditions required for equipment installation and test shall be provided by the Buyer.  The installation and test shall be finished within 5 days by the Seller.

5.2

In the process of installation and test, the Buyer shall provide necessary conditions and technicians in assistance with the Seller to complete the installation.

5.3

The Seller shall provide related technical documents (including equipment data, installation configuration document, management & operation instructions, and test & acceptance program) to the Buyer after installation and test.  Acceptance test shall be conducted by the Buyer thereafter, and the acceptance result shall be recorded in the Purchased Product Acceptance Report.  Should any deficiency be found by the Buyer during the Acceptance, both Parties shall make appropriate settlements based on the significance of the problem.  (1) Should any serious deficiency exists, the purchased products shall be returned to the Seller and rectified therein, and both Parties shall negotiate on the timing for the subsequent acceptance test. the Seller shall compensate for all the losses to the Buyer; (2) Should there be any minor deficiency, the Seller shall make relevant rectifications, and both parties shall consult whether a second acceptance is needed.

5.4

Both parties shall sign an acceptance report after all purchased products passed the acceptance by the Buyer.  The Buyer shall conduct the payment (see 3.2) to the Seller after all products are delivered.

5.5

The following documents shall be submitted before program implementation:

1) Construction Program; 2) Implementation Program; 3) Hardware Configuration Program and Instructions; 4) Operation Manual

6.

Quality Guarantee and Maintenance

6.1

The Seller assures that the delivered equipments are in accordance with the descriptions as is specified in Appendix l, and the products are brand-new with advanced technology, high quality, stable performance and no discrepancy.

6.2

The Seller shall provide after-sales services for 5 years upon the day the product passed acceptances, include guarantee period and maintenance period.

Guarantee period: Hardware products shall be guaranteed for 3 years by the manufacturers and The Seller shall provide (Omitted and Filed Separately with the SEC) product maintenance or replacement in the period.

Maintenance period: The maintenance period commences upon the expiring date of the guarantee period, during which the Seller shall provide maintenance services as the Buyer requests.  Relevant parts shall be charged according to (Omitted and Filed Separately with the SEC).

In the guarantee period, the Seller shall provide monthly inspection services, including equipment testing, cleaning, and operation record.

Malfunction-response: In the guarantee period, the Seller shall provide, 1) 7*24 hours services; 2) 7*24 hours in-site support; 3) in-site services within 1 hour, i.e. technicians shall arrive within 1 hour, and malfunction elimination shall be less than 2 hours; 4) parts replacement within 4 hours in case of major malfunction.

7.

Training

7.1

Providing technical training to 5+ people for three days

7.2

Training materials shall be provided by the Seller

7.3

Providing group training and one-on-one training

8.

Liability for breach of contract

8.1

In the event that the Seller fails to deliver the products on time, the Seller shall pay to the Buyer the late delivery penalty at (Omitted and Filed Separately with the SEC).

8.2

In the event that the Buyer delays the payment, the Buyer shall pay to the Seller the delayed payment penalty at (Omitted and Filed Separately with the SEC).

8.3

In the event that the Seller fails to finish the appointed project on schedule except that the delay is due to the conditions of the Buyer, the Seller shall pay to the Seller the late delivery penalty at (Omitted and Filed Separately with the SEC).

9.

Force Majeure

9.1

The deferment of the contract due to Force Majeure, including, but not limited to war, fire, floods, earthquake, etc., shall be consistent with the duration of the Force Majeure.

9.2

Each party shall advise the other party by facsimile immediately of the occurrence of the Force Majeure mentioned above within fourteen days thereafter for acceptance.

9.3

Each party shall advise the other party by facsimile immediately of the termination of the Force Majeure mentioned above thereafter for acceptance.

9.4

If the said Force Majeure lasts over 20 days, both parties shall settle the case of continuing the contract by friendly negotiation.

10.

Notice & Delivery

10.1

Any and all notices referred to herein shall be in written form or other valid forms and delivered to both parties at the address as is specified in this contract under the stipulations of the Civil Procedures Law of PRC.  If any changes of the addresses occur, one party shall inform the other party of the change of address within five days thereafter.

10.2

Except for the specifications of the matters concerned herein, each party shall, based on the principle of honest and creditability, inform the other party immediately within five days thereafter of any changes of the legal representative, name, address and enterprise organization, or any other incidents including, but not limited to consolidation, schism, annexation and bankruptcy, which may have significant effects on the execution of the contract.

11.

Dispute Settlement

Any and all disputes arising from execution of the Contract or in connection with the Contract shall be first settled through friendly consultation, and in case that the negotiation fails to reach an agreement, each party reserves the right for legal proceedings to the people’s court that has the jurisdiction over the matter.

12.

Contract Validity

12.1

The Contract contains main document, Appendix I and Appendix II, which are indivisible with the Contract.

12.2

The Contract is effective upon being executed by both parties.

13.

Counterparts

This Contract is executed in four counterparts and each party holds two, each of which shall be deemed equally authentic.

Buyer : Shenzhen Intermediate People’s Court

_________________________________________
SIGNATURE

Date:

April 3,2008

Seller : iASPEC Software Co., Ltd

_________________________________________
SIGNATURE

Date:

April 3,2008

Appendix I    Technical specifications and quotation

Unit: RMB

No.	Items/Model	Specifications	Quantity	Unit price(RMB)	Total(RMB)
1	Disk array DFTraid 3016F4R-D	O (FC to SAS), CPU: PowerPC 800MHz RISC; O Controller memory: 512MB to 2GB; O Wireless nota, 4 * 8 4GB FC route (Supports hot plug and play, SFP interface) O 2 530w power supply O 16 SAS/SATA-II 3.0GB/sec; O 2 variable speed fans O 2 4GB LC interface SFP; O Rs-232 line, 2 power supply lines, 2 5m LC-LC fiber lines O Rack with the color of silver	4	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
2	Extended storage cabinets DFTraid 3016S3R-SBOD-D	O 3Gb SAS-SAS SBOD; O 16 1 inch SAS O 2x 3Gb I/O module O 4 SAS 3Gb SFP（use to DFTraid 3016F4R-D extend）; O 2 SAS lines O power supply / fan	10	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
3	SATA Disk ST375064ONS	O 750GB; O 7,200rpm SATA disk	232	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
4	Fiber switch machine Brocade BR-210E-0001	O 4Gb; O 16 ports; O 16 shortwave SFP； O Web tools, Zoning Software, machinery package; O a separate power supply	2	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
5	HBA card/QLE2460	O PCI Express; O 4Gb/s, LC ray ports	2	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)

6	Fiber Lines	O 5m LC-LC fiber lines O 20m LC-SC fiber lines	4	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
7	Server(1) IBM System X3650	O Xeon Em64T Dua 1 core 5060 3.2GHz/2x2MB,1066MHz FSB, 2-SMP, 2*512MB PC2-5300 DDR2 ECC, 3.5’’ HS OGB SAS HDD, 2*Giga Ethernet, Light Path, CD-RW/DVD Combo, 2U,HS 835W Power; O Dua 1-Core Intel Xeon Processor 5060 – 3.2GHz 2x2M L2; O 3*1GB Kit (2x512MB DIMM) PC2-5300 CL5 ECC DDR2 Chipkill FBDIMM 667MHz; O 2*73GB 15K 3.5” SAS Hot-Swap HDD O PRO/1000 PF Server Adapter	2	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
	Server(2) IBM System X3650	O Xeon Em64T Dua 1 core 5060 3.2GHz/2x2MB,1066MHz FSB, 2-SMP, 2*512MB PC2-5300 DDR2 ECC, 3.5’’ HS OGB SAS HDD, 2*Giga Ethernet, Light Path, CD-RW/DVD Combo, 2U,HS 835W Power; O Dua 1-Core Intel Xeon Processor 5060 – 3.2GHz 2x2M L2; O 3*1GB Kit (2x512MB DIMM) PC2-5300 CL5 ECC DDR2 Chipkill FBDIMM 667MHz; O 2*73GB 15K 3.5” SAS Hot-Swap HDD O 835W Power Supply	2	(Omitted and Filed Separately with the SEC)	(Omitted and Filed Separately with the SEC)
Total			(Omitted and Filed Separately with the SEC)

Appendix II Technical Performances

A. Project Introduction

By adopting network sharing storage system, the Digital Court Storage System provides court monitor information query, retrieval and VOD services for Shenzhen Intermediate People’s Court. The System aims to meet the requirements of video monitoring storage in the next 3 years.

The construction of the project includes purchasing and system integration.

Purchasing:

1.

Digital Court Storage System

The System can be accessed to the internal LAN of the Court to get video data. The bidder shall provide servers, HBA card, fiber switch, network switch, disk cabinet, links, and link modules.

The Court shall provide 2 gigabit interfaces to access the System.

2.

Providing 2 communication servers for the System

B Technical Specifications

1.

Digital Court Storage System

Items		Specifications	Notes
Crate ☐		Rack
Read-write ☐	Writing speed	38GB/hour
	Reading speed	Support up to 150 user to select court video at the same time. Video format of the Court ☐ 4CIF(D1)
	Read-write	By network
Access to network switches of the court ☐	Access rate	> 1GB
	Connection	The Court provides 2 gigabit interfaces to access the System. Redundant interfaces should be provided.
Storage		FC SAV, IP SAN
Connectivity of the System ☐		Redundant paths should be provided
The controller of the System ☐		If use, > 2
Switches ☐		If use, > 2
Server ☐	Quantity	If use, > 2
	Appearance	rack
	Performances	Processor > 2, Frequency > 3.0GHZ ☐ Memory > 4GB
HBA Card ☐		If use, > 2
Connecting cable and accessories		Depend on the actual needs

System capacity ☐	physical disk	> 162TB
	Available capacity	> 150TB
Hard disk I/O ☐	Supports:	SATA/SCSI/Fiber Optical Disk
	Speed	> 7,200 rpm
	Cache	> 8M
supports hot plug and play
RAID ☐	Supports:	RAID 0,1,0+1,5
Power Supply, Fan	Power Supply	Supports hot plug and play
Fan
Management tools	Centralized storage management	Provides remote management, online alarm, call- home function
Compatible platform	Supported operating system including:	Microsoft Windows (NT, 2000, 2003), Linux, Netware, etc.

2.

Providing 2 communication servers for the System

Items		Specifications	Notes
General requirements		International brands
Appearance	Sever appearance	Rack
Processor	Type	Intel Xeon DP, supports EM64T
	Frequency ☐	≥3.0Hz
	Cache	Level 2 cache ≥2MB
	Quantity ☐	2, Max support ≥2
Bus	Front side bus	800MHz
Memory	Type	PC2-3200 ECC DDR2 RDIMM
	Capacity☐	2GB
	Max support	≥16GB, 8 Memory slots
	Memory protection Technology	Support for cross-access, 4 error correction, memory mirroring, memory spare
Disk I/O	Internal hard drive	U320 10000rpm, supports hot plug and play, SCSI hard disk
	Capacity of internal hard drive	Cache 256MGB, supports Flash Copy with battery protection. Supports RAID 0,1,5,1E,00,10,50,1E0,5EE
Network	Network card	2 Ethernet cards (10/100/1000mb)

I/O	Parts	DVD-ROM, 3.5 inches floppy disk drive
Reliability	Redundant components	Power Supply and fan
Management and Maintenance	Maintainability

1. Processor of integrated system management: sever restart, fan monitor and control, power supply monitor, temperature monitor, start/close, LCD control, error log, and display system performance with LCD; 2. With optical diagnostic system, potential faults can be pre-alarmed; 3.In the case of power failure, faulty components can be quickly located to improve maintenance efficiency.

System	Supported operating system including:

MS Windows Sever 2003 （32 bit and 64 bit , Standard/Enterprise version）, MS Windows 2000 ( Sever and  Advance Sever), Red Hat Linux (32 bit and 64 bit) and SUSE Linux(32 bit and 64 bit), SCO UnixWare 7.1.4, Netware 6.5/5.1, Vmware ESX Server

Notes: The equipments provided by the bidder can not be less than the above technical parameters.

☐Can not be deviated from the targets